SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2003
                                                         ----------------


                              STORAGE ENGINE, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


    New Jersey                      0-21600                      22-2288911
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
   of Incorporation)                                        Identification No.)


One Sheila Drive, NJ                                              07724
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (732) 747-6995
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit No.  Description
          ----------   ------------

             99.1      Press release of Storage Engine, Inc. dated December 5,
                       2003.


Item 9. Regulation FD Disclosure.

          On December 5, 2003, Storage Engine, Inc. (the "Company") announced its receipt of a third party complaint in an action filed by the United States Attorney's office in Boston, Massachusetts against Dynamics Research Corporation. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STORAGE ENGINE, INC.



                                       By: /s/ Gregg M. Azcuy
                                           ------------------------------------
                                            Gregg M. Azcuy, President and
                                             Chief Executive Officer


Date:  December 8, 2003